UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2020

Annual Report

to Shareholders

DWS GNMA Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights

34	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
53	Tax Information
54	Advisory Agreement Board Considerations and Fee Evaluation
59	Board Members and Officers
64	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risk associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline and volatility of the Fund may increase. When market interest rates decline, the value of mortgage-backed securities may increase, but could expose the Fund to lower rate of return on investment. Bond investment are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payment of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverages and credit that may reduce return and/or increase volatility. The Fund may lend securities to approved institution. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS GNMA Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS GNMA Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 12 for more complete performance information.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called “Ginnie Mae” securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners’ mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

For the 12 months ended September 30, 2020, DWS GNMA Fund posted a 2.75% total return (net of fees), compared with the 3.86% return of its benchmark, the Bloomberg Barclays GNMA Index.

The fixed-income markets experienced extraordinary volatility over the 12-month period. At its October 30, 2019 meeting, the U.S. Federal Reserve (Fed) implemented a third consecutive quarter-point rate cut in its benchmark overnight lending rate, leaving the fed funds target range at 1.50% to 1.75%, while signaling conditions justified ending its mid-cycle downward adjustment in rates. Mid-December saw an easing in uncertainty with the announcement of a phase one U.S.-China trade deal and a resolution around Britain’s exit from the European Union (“Brexit”) with the U.K. general election.

4	|	DWS GNMA Fund

After a benign opening to 2020, bond markets experienced a historic disruption entering March, as the emergence of the COVID-19 virus all but ground the global economy to a halt. As investors sought safe havens, U.S. Treasury yields began a march toward all-time lows. Liquidity reached critically low levels in securitized sectors including non-agency mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial-mortgage backed securities (CMBS). As concerns escalated over the impact of the pandemic on the ability of homeowners and businesses to service their debt, these sectors were subject to forced selling by leveraged investors and some mutual funds.

The response from policymakers globally was swift and dramatic. Leading the way was the Fed, which slashed the fed funds rate to zero in mid-March, resurrected financial crisis-era lending facilities and launched a broad-based bond purchase program. On the fiscal side, in late March the U.S. congress passed a $2.2 trillion stimulus package.

The extraordinary levels of policy support emboldened investors entering the second quarter. In addition, as the quarter progressed investors became increasingly hopeful that steps toward re-opening the economy would support something resembling a “V-shaped” recovery. The result was a rebound in risk sentiment that allowed credit-sensitive areas of the bond market to recover much of their lost ground over April and May.

The remaining months of the fiscal period saw some bouts of significant volatility as markets balanced headlines around rising COVID-19 cases in a number of states against progress toward developing one or more vaccines. In addition, stalled efforts in Congress to pass a second stimulus bill and the potential for a litigated outcome to November’s presidential election had investors on edge late in the period.

Returns for U.S. Treasuries were strong over the 12-month period as the yield curve declined notably along its length. To illustrate, the two-year Treasury yield declined from 1.63% to 0.13%, the 10-year from 1.68% to 0.69%, and the 30-year from 2.12% to 1.46%. Given the backdrop of declining interest rates and the outlook for increased prepayment of underlying mortgages, performance for mortgage-backed securities (MBS) including GNMAs lagged that of comparable-duration U.S. Treasuries over the 12 months.

DWS GNMA Fund	|	5

Positive and Negative Contributors to Performance

The Fund’s underperformance relative to the benchmark was primarily due to tactical positioning along the yield curve and with respect to overall portfolio duration against a backdrop of extraordinary interest rate movements.

Throughout the period, the Fund maintained a core position in seasoned older vintage specified pools. We were also overweight current coupons via “to be announced” (TBA) securities subject to Fed support in the form of ongoing purchases. Favorable TBA dollar rolls helped the Fund to earn attractive carry, or incremental income as the Fed’s buying program drove a supply-demand imbalance in production coupons.

“As investors sought safe havens, U.S. Treasury yields began a march toward all-time lows.”

We were generally underweight GNMA pass-throughs in order to allocate assets to non-benchmark securitized instruments, particularly collateralized mortgage obligations (CMOs) which feature structured cash flows with varying risk-reward characteristics. The allocation to agency CMOs contributed to underperformance relative to the benchmark, primarily from longer duration securities for which spreads widened out as the market spiked in March and April.

The Fund’s off-benchmark allocations to ABS and non-agency CMOs contributed positively to relative performance. Both sectors rebounded significantly from post-COVID spread widening on the back of strength in consumer balance sheets and the residential housing market.

The Fund used interest rate derivatives including U.S. Treasury futures and interest rate swap agreements as part of implementing the Fund’s positioning along the yield curve as well to hedge against certain risks.

Outlook and Positioning

At the close of the period, the Fund’s duration was tactically long relative to the benchmark at 2.85 years, compared with 2.49 years for the Bloomberg Barclays GNMA Index. We will look for opportunities to reposition exposure to both duration and along the yield curve once U.S. Treasuries break out of the tight range that has persisted throughout much of past several months.

6	|	DWS GNMA Fund

Heading into the fourth quarter of 2020 and outward into 2021, we are wary of a pickup in volatility in interest rates and risk assets. Domestic uncertainties regarding the presidential election and spread of COVID-19 are likely to continue to drive uncertainty in the investor community. Although MBS may see increased demand as part of a larger risk-off move, heightened rate volatility is a distinct headwind for the asset class.

We expect the Fed to remain heavily involved in the mortgage sector through reinvestment of payments of principal and interest received on its MBS portfolio, which should keep current coupons relatively anchored. We also expect banks to stay engaged in the MBS market due to the combination of record deposit growth, preference for owning securities over making loans, and record low Treasury yields. Demand from overseas investors for MBS, especially GNMAs, has been lacking in 2020. However, as currency hedging costs for foreign investors decline in line with U.S. rates, we could see increased demand for U.S. fixed income assets.

Portfolio Management Team

Scott Agi, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

—

Joined DWS in 2006 with eight years of industry experience. Prior to his current role, he served as a Sector head for US Rates and Mortgage Backed Securities. Before joining DWS, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

—	Co-Head of US Rates and Structured Finance: New York.

—	BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

–	Head of Fixed Income for North America: New York.

–	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS GNMA Fund	|	7

Terms to Know

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt. Asset-backed securities (ABS) are bonds that are secured by receivables other than mortgage debt, such as credit card receivables, auto loans and home equity loans.

Commercial mortgage-backed securities (CMBS) are bonds secured by mortgages on commercial properties. Collateralized mortgage obligations (CMOs) are mortgage-backed securities with separate pools for different classes of bondholders.

Spread refers to the incremental yield provided by non-U.S. Treasury securities relative to comparable-duration Treasuries.

In a to-be-announced or TBA trade, an investor or market maker agrees to accept delivery from a loan originator of a certain amount of agency MBS at a specific future date at an agreed-upon a price, with the actual identity of the MBS yet to be determined.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS GNMA Fund

Performance Summary	September 30, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	2.75%	2.12%	2.20%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-0.08%	1.55%	1.92%
Bloomberg Barclays GNMA Index†	3.86%	2.74%	2.91%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	2.80%	2.10%	2.14%
Adjusted for the Maximum Sales Charge (max 2.50% load)	0.23%	1.58%	1.88%
Bloomberg Barclays GNMA Index†	3.86%	2.74%	2.91%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
Unadjusted for Sales Charge	1.94%	1.33%	1.42%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.94%	1.33%	1.42%
Bloomberg Barclays GNMA Index†	3.86%	2.74%	2.91%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	2.48%	1.80%	1.86%
Bloomberg Barclays GNMA Index†	3.86%	2.74%	2.91%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/20
No Sales Charges	3.15%	2.40%	2.25%
Bloomberg Barclays GNMA Index†	3.86%	2.74%	2.55%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	3.07%	2.39%	2.46%
Bloomberg Barclays GNMA Index†	3.86%	2.74%	2.91%

DWS GNMA Fund	|	9

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/20
No Sales Charges	3.01%	2.39%	2.47%
Bloomberg Barclays GNMA Index†	3.86%	2.74%	2.91%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020 are 0.79%, 0.82%, 1.57%, 1.22%, 0.48%, 0.56% and 0.54% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the periods prior to its inception on May 1, 2012, and for Class T shares for the periods prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class and applicable sales charges. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS GNMA Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on February 2, 2015.

†	The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

DWS GNMA Fund	|	11

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
9/30/20	$13.88	$13.89	$13.89	$13.91	$13.90	$13.91	$13.89
9/30/19	$13.81	$13.81	$13.81	$13.82	$13.82	$13.83	$13.81

Distribution Information as of 9/30/20
Income Dividends, Twelve Months	$.31	$.30	$.20	$.26	$.35	$.34	$.34
September Income Dividend	$.0200	$.0199	$.0109	$.0162	$.0236	$.0228	$.0232
SEC 30-day Yield‡‡	.80%	.85%	.04%	.55%	1.11%	1.04%	1.06%
Current Annualized Distribution Rate‡‡	1.73%	1.72%	.94%	1.40%	2.04%	1.97%	2.00%

‡‡

The SEC yield is net investment income per share earned over the month ended September 30, 2020, shown as an annual percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS GNMA Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	9/30/20	9/30/19
Government National Mortgage Association	82%	75%
Asset-Backed	18%	6%
Collateralized Mortgage Obligations — Government National Mortgage Association	12%	9%
Collateralized Mortgage Obligations — Other	7%	7%
Commercial Mortgage-Backed Securities	1%	3%
Government & Agency Obligations	1%	5%
U.S. Government Agency Sponsored Pass-Throughs	0%	2%
Municipal Bonds and Notes	0%	—
Cash Equivalents and Other Assets and Liabilities, net	(21)%	(7)%
	100%	100%

Coupons*	9/30/20	9/30/19
Less than 3.5%	65%	25%
3.5%–4.49%	25%	53%
4.5%–5.49%	4%	15%
5.5%–6.49%	5%	6%
6.5%–7.49%	1%	1%
	100%	100%

*	Excludes Cash Equivalents and U.S. Treasury Bills.

Interest Rate Sensitivity	9/30/20	9/30/19
Effective Maturity	4.6 years	5.0 years
Effective Duration	2.9 years	2.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 64 for contact information.

DWS GNMA Fund	|	13

Investment Portfolio	as of September 30, 2020

	Principal Amount ($)	Value ($)
Government National Mortgage Association 82.1%

Government National Mortgage Association:

2.0%, 10/21/2050 (a)	70,000,000	72,706,200

2.5%, 10/21/2050 (a)	235,300,000	246,975,586

3.0%, with various maturities from 9/15/2042 until 10/21/2050 (a)	327,494,956	344,612,119

3.5%, with various maturities from 11/20/2041 until 2/20/2048	318,900,046	344,935,809

4.0%, with various maturities from 8/20/2040 until 12/20/2047	54,895,305	59,257,901

4.25%, with various maturities from 5/15/2041 until 10/15/2041	558,763	597,099

4.49%, with various maturities from 6/15/2041 until 7/15/2041	635,344	694,737

4.5%, with various maturities from 8/15/2039 until 4/15/2041	16,452,447	18,506,122

4.55%, 1/15/2041	1,046,232	1,172,510

4.625%, 5/15/2041	213,833	234,350

5.0%, with various maturities from 3/20/2029 until 7/20/2041	30,358,698	33,999,059

5.5%, with various maturities from 1/15/2034 until 6/15/2042	38,713,605	44,304,303

6.0%, with various maturities from 12/15/2022 until 1/15/2039	11,037,707	12,872,877

6.5%, with various maturities from 6/20/2032 until 3/20/2039	7,201,715	8,560,496

7.0%, with various maturities from 9/15/2035 until 4/20/2039	1,680,564	1,951,043

7.5%, with various maturities from 6/20/2022 until 8/20/2032	75,013	88,275

Total Government National Mortgage Association (Cost $1,175,763,702)		1,191,468,486

Asset-Backed 17.6%
Automobile Receivables 10.9%

AmeriCredit Automobile Receivables Trust:

“C”, Series 2019-2, 2.74%, 4/18/2025	2,040,000	2,128,259

“A3”, Series 2019-1, 2.97%, 11/20/2023	5,590,000	5,698,351

“D”, Series 2017-3, 3.18%, 7/18/2023	7,700,000	7,947,771

Avis Budget Rental Car Funding AESOP LLC, “A”, Series 2015-2A, 144A, 2.63%, 12/20/2021	2,300,000	2,305,259

The accompanying notes are an integral part of the financial statements.

14	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)

Canadian Pacer Auto Receivables Trust, “A3”, Series 2019-1A, 144A, 2.8%, 10/19/2023	7,170,000	7,356,623

Flagship Credit Auto Trust, “A”, Series 2020-3, 144A, 0.7%, 4/15/2025	8,534,024	8,547,265

Ford Credit Auto Owner Trust, “A2”, Series 2020-A, 1.03%, 10/15/2022	2,539,726	2,547,960

GM Financial Automobile Leasing Trust, “A2A”, Series 2020-2, 0.71%, 10/20/2022	2,770,000	2,778,086

GM Financial Consumer Automobile Receivables Trust, “A2”, Series 2020-1, 1.83%, 1/17/2023	6,399,694	6,433,281

GMF Floorplan Owner Revolving Trust, “B”, Series 2019-2, 144A, 3.1%, 4/15/2026	19,000,000	20,212,445

Hertz Vehicle Financing II LP, “A”, Series 2015-3A, 144A, 2.67%, 9/25/2021	1,908,510	1,915,973

Hyundai Auto Lease Securitization Trust, “A2”, Series 2020-B, 144A, 0.36%, 1/17/2023	11,000,000	11,001,923

Mercedes-Benz Auto Lease Trust, “A2”, Series 2020-B, 0.4%, 11/15/2023	5,000,000	5,000,343

Mercedes-Benz Auto Receivables Trust, “A3”, Series 2020-1, 0.55%, 2/18/2025	6,000,000	6,025,418

Nissan Auto Receivables Owner Trust, “A2”, Series 2020-A, 1.45%, 12/15/2022	8,820,000	8,876,961

Santander Drive Auto Receivables Trust:

“A2”, Series 2020-3, 0.46%, 9/15/2023	15,800,000	15,810,398

“A2A”, Series 2020-2, 0.62%, 5/15/2023	8,000,000	8,010,277

Tesla Auto Lease Trust Tesla, “A2”, Series 2020-A, 144A, 0.55%, 5/22/2023	3,250,000	3,255,002

United Auto Credit Securitization Trust, “A”, Series 2020-1, 144A, 0.85%, 5/10/2022	6,301,535	6,305,668

Volkswagen Auto Loan Enhanced Trust, “A2A”, Series 2020-1, 0.93%, 12/20/2022	9,050,000	9,081,561

World Omni Auto Receivables Trust, “A2A”, Series 2020-B, 0.55%, 7/17/2023	6,090,000	6,101,291

World Omni Select Auto Trust, “A2”, Series 2020-A, 0.47%, 6/17/2024	10,000,000	10,001,466

		157,341,581

Credit Card Receivables 1.0%
World Financial Network Credit Card Master Trust, “A”, Series 2018-A, 3.07%, 12/16/2024	14,187,000	14,319,091

Miscellaneous 5.7%

CNH Equipment Trust, “A2”, Series 2020-A, 1.08%, 7/17/2023	4,310,000	4,332,948

Dell Equipment Finance Trust:

“A2”, Series 2020-2, 144A, 0.47%, 10/24/2022	5,833,000	5,833,569

“A1”, Series 2020-1, 144A, 1.983%, 5/21/2021	2,941,352	2,951,071

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	15

	Principal Amount ($)	Value ($)

HPEFS Equipment Trust, “A2”, Series 2020-2A, 144A, 0.65%, 7/22/2030	29,230,000	29,250,663

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	10,482,315	10,777,654

NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	5,201,683	5,211,997

Transportation Finance Equipment Trust, “A2”, Series 2019-1, 144A, 1.9%, 1/24/2022	3,640,363	3,660,062

Verizon Owner Trust:

“A1B”, Series 2018-1A, 144A, 1-month USD-LIBOR + 0.260%, 0.416%*, 9/20/2022	8,965,527	8,968,129

“A1A”, Series 2018-A, 3.23%, 4/20/2023	11,997,000	12,182,967

		83,169,060
Total Asset-Backed (Cost $252,445,190)		254,829,732

Commercial Mortgage-Backed Securities 1.0%

CFK Trust, “A”, Series 2020-MF2, 144A, 2.387%, 3/15/2039	7,000,000	7,100,176

FHLMC Multifamily Structured Pass-Through Certificates, “X1P”, Series KL05, Interest Only, 1.024%*, 6/25/2029	64,800,000	4,465,439

Wells Fargo Commercial Mortgage Trust, “A4”, Series 2016-NXS6, 2.918%, 11/15/2049	2,370,000	2,566,790
Total Commercial Mortgage-Backed Securities (Cost $13,930,545)		14,132,405

Collateralized Mortgage Obligations 18.7%

Chase Home Lending Mortgage Trust, “A11”, Series 2019-ATR1, 144A, 1-month USD-LIBOR + 0.950%, 1.098%*, 4/25/2049	5,712,159	5,719,731

Federal Home Loan Mortgage Corp.:

“KF”, Series 4988, 1-month USD-LIBOR + 0.350%, 0.502%*, 7/25/2050	14,170,053	14,232,588

“CZ”, Series 4113, 3.0%, 9/15/2042	4,817,737	4,908,253

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	5,062,098	394,722

“C25”, Series 304, Interest Only, 4.0%, 10/15/2041	12,163,273	1,456,656

“UZ”, Series 4339, 4.0%, 2/15/2054	5,139,369	5,194,109

“UA”, Series 4298, 4.0%, 2/15/2054	853,288	853,025

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	675,180	2,456

“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	18,611,157	2,988,795

“IO”, Series 2580, Interest Only, 6.0%, 3/15/2033	85,532	16,110

“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	202,437	3,174

“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	8,330,975	1,737,187

“A”, Series 172, Interest Only, 6.5%, 1/1/2024	47,868	3,581

“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	11,039,199	2,543,296

The accompanying notes are an integral part of the financial statements.

16	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)

Federal National Mortgage Association:

“FE”, Series 2018-94, 1-month USD-LIBOR + 0.400%, 0.548%*, 1/25/2049	2,783,810	2,799,875

“AY”, Series 2013-6, 2.0%, 2/25/2043	1,244,000	1,238,463

“LZ”, Series 2013-6, 3.5%, 2/25/2043	958,231	1,066,533

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	4,363,381	527,938

“C2”, Series 410, Interest Only, 4.0%, 4/25/2042	4,631,318	562,268

“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	22,072,131	4,096,802

“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	8,880,135	1,501,233

“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	11,396,598	2,386,107

“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	9,593,786	1,985,391

“IO2”, Series 2007-W8, Interest Only, 6.0%, 9/25/2037	227,364	50,302

“HI”, Series 2010-2, Interest Only, 6.5%, 2/25/2040	2,519,669	845,955

Government National Mortgage Association:

“FY”, Series 2015-80, 1-month USD-LIBOR + 0.270%, 0.426%*, 3/20/2043	10,533,948	10,556,206

“FA”, Series 2013-111, 1-month USD-LIBOR + 0.300%, 0.456%*, 7/20/2043	14,112,693	14,161,091

“FK”, Series 2013-113, 1-month USD-LIBOR + 0.350%, 0.506%, 8/20/2043	8,792,278	8,842,076

“KF”, Series 2011-74, 1-month USD-LIBOR + 0.400%, 0.552%*, 6/16/2039	10,479,276	10,564,398

“EF”, Series 2013-124, 1-month USD-LIBOR + 0.500%, 0.656%*, 4/20/2039	4,870,324	4,885,657

“CI”, Series 2015-74, Interest Only, 3.0%, 10/16/2039	7,243,851	460,830

“WZ”, Series 2014-99, 3.0%, 7/16/2044	9,690,882	10,649,785

“BW”, Series 2014-119, 3.0%, 8/20/2044	4,587,019	5,223,909

“MT”, Series 2015-92, 3.0%, 1/20/2045	10,000,000	11,270,940

“Q”, Series 2015-141, 3.0%, 7/20/2045	8,740,780	9,211,309

“PY”, Series 2015-123, 3.0%, 9/20/2045	10,688,000	11,994,428

“BL”, Series 2017-85, 3.0%, 8/20/2046	5,888,857	6,467,954

“YP”, Series 2017-93, 3.0%, 2/20/2047	3,495,516	3,906,139

“ML”, Series 2017-66, 3.0%, 4/20/2047	4,135,000	4,580,695

“DZ”, Series 2017-65, 3.0%, 4/20/2047	2,592,494	2,786,378

“MZ”, Series 2017-96, 3.0%, 6/20/2047	2,681,841	2,874,707

“GT”, Series 2017-113, 3.0%, 7/20/2047	5,731,733	6,363,183

“JZ”, Series 2017-110, 3.0%, 7/20/2047	3,848,350	4,103,418

“KC”, Series 2017-155, 3.0%, 10/20/2047	3,605,708	4,073,106

“DI”, Series 2014-102, Interest Only, 3.5%, 7/16/2029	1,811,462	111,173

“PI”, Series 2012-47, Interest Only, 3.5%, 12/20/2039	2,908,520	27,920

“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	12,713,911	1,780,463

“PY”, Series 2018-49, 3.5%, 4/20/2048	3,951,000	4,572,679

“EP”, Series 2013-147, 3.625%, 12/20/2039	5,669,000	6,469,060

“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	10,940,046	247,407

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	3,537,426	176,105

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	17

	Principal Amount ($)	Value ($)

“ZC”, Series 2003-86, 4.5%, 10/20/2033	506,744	552,726

“UZ”, Series 2010-37, 5.0%, 3/20/2040	1,834,916	2,163,882

“S”, Series 2013-134, Interest Only, 5.600% minus 1-month USD-LIBOR, 5.444%*, 9/20/2043	13,535,529	2,620,781

“PC”, Series 2003-19, 5.5%, 3/16/2033	1,169,422	1,354,896

“Z”, Series 2006-12, 5.5%, 3/20/2036	144,036	183,718

“DZ”, Series 2009-106, 5.5%, 11/20/2039	262,751	369,292

“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	5,195,895	1,030,518

“SL”, Series 2013-99, Interest Only, 6.150% minus 1-month USD-LIBOR, 5.994%*, 3/20/2043	23,391,665	3,412,172

“CI”, Series 2009-42, Interest Only, 6.0%, 8/16/2035	351,152	86,513

“SJ”, Series 2013-169, Interest Only, 6.250% minus 1-month USD-LIBOR, 6.094%*, 1/20/2043	11,706,969	1,493,712

“AS”, Series 2018-124, Interest Only, 6.250% minus 1-month USD-LIBOR, 6.094%*, 9/20/2048	13,068,648	2,741,520

“SG”, Series 2017-60, Interest Only, 6.470% minus 1-month USD-LIBOR, 6.314%*, 2/20/2038	13,887,717	2,986,371

“SD”, Series 2017-60, Interest Only, 6.520% minus 1-month USD-LIBOR, 6.364%*, 2/20/2038	8,367,900	1,807,454

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	535,103	104,690

“SB”, Series 2014-81, 16.400% minus 4 x 1-month USD-LIBOR, 15.773%*, 6/20/2044	551,947	695,007

JP Morgan Mortgage Trust:

“A11”, Series 2020-2, 144A, 1-month USD-LIBOR + 0.800%, 0.975%*, 7/25/2050	4,864,035	4,857,280

“A6”, Series 2017-2, 144A, 3.0%, 5/25/2047	4,956,310	5,001,485

“A6”, Series 2017-4, 144A, 3.0%, 11/25/2048	1,577,890	1,583,310

“A5”, Series 2017-4, 144A, 3.5%, 11/25/2048	1,964,999	1,975,212

“A4”, Series 2019-1, 144A, 4.0%, 5/25/2049	1,571,878	1,577,392

JPMorgan Mortgage Trust, “A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 1.075%*, 5/25/2050	7,798,807	7,769,004

New Residential Mortgage Loan Trust:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	10,033,520	10,219,103

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	3,934,807	3,981,012

Sequoia Mortgage Trust, “A1”, Series 2019-CH1, 144A, 4.5%, 3/25/2049	9,571,085	9,830,504
Total Collateralized Mortgage Obligations (Cost $256,639,327)		271,873,120

U.S. Government Agency Sponsored Pass-Throughs 0.2%

Federal Home Loan Mortgage Corp., 7.0%, 10/1/2038	96,432	114,560

Federal National Mortgage Association:

4.0%, 9/1/2040	433,313	477,553

5.0%, 7/1/2044	2,098,793	2,416,881

Total U.S. Government Agency Sponsored Pass-Throughs (Cost $2,813,537)		3,008,994

The accompanying notes are an integral part of the financial statements.

18	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 0.2%
New Jersey, Turnpike Authority Revenue, Series F, 2.536%, 1/1/2021 (Cost $2,855,541)	2,850,000	2,862,399

Government & Agency Obligations 0.9%
U.S. Treasury Obligations

U.S. Treasury Bills:

0.119%**, 8/12/2021 (b)	1,000,000	999,059

0.138%**, 10/22/2020 (c)	3,000,000	2,999,856

0.142%**, 6/17/2021 (d)	9,300,000	9,292,640

Total Government & Agency Obligations (Cost $13,289,217)		13,291,555

	Shares	Value ($)
Cash Equivalents 16.8%
DWS Central Cash Management Government Fund, 0.09% (e) (Cost $244,064,015)	244,064,015	244,064,015

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,961,801,074)	137.5	1,995,530,706
Other Assets and Liabilities, Net	(37.5)	(544,056,275)

Net Assets	100.0	1,451,474,431

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2020 are as follows:

Value ($) at 9/30/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2020	Value ($) at 9/30/2020
Cash Equivalents 16.8%
DWS Central Cash Management Government Fund, 0.09% (e)
58,053,622	1,667,816,398	1,481,806,005	—	—	704,868	—	244,064,015	244,064,015
DWS ESG Liquidity Fund “Capital Shares”, 0.22% (e)
63,684,877	578,234	64,237,226	(13,403)	(12,482)	488,884	—	—	—
121,738,499	1,668,394,632	1,546,043,231	(13,403)	(12,482)	1,193,752	—	244,064,015	244,064,015

*

Variable or floating rate security. These securities are shown at their current rate as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	19

periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	When-issued, delayed delivery or forward commitment securities included.

(b)	At September 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(c)	At September 30, 2020, this security has been pledged, in whole or in part, to cover collateral requirements for open MBS forward commitments.

(d)	At September 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	12/21/2020	242	38,392,664	38,701,094	308,430
Ultra Long U.S. Treasury Bond	USD	12/21/2020	227	50,243,859	50,351,438	107,579
Total unrealized appreciation						416,009

At September 30, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2020	313	39,361,422	39,447,781	(86,359)
U.S. Treasury Long Bond	USD	12/21/2020	796	140,153,914	140,319,875	(165,961)
Total unrealized depreciation						(252,320)

The accompanying notes are an integral part of the financial statements.

20	|	DWS GNMA Fund

At September 30, 2020, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed —2.085% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/30/2019 5/31/2022	7,700,000	USD	(291,901)	—	(291,901)
Fixed —2.179% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/21/2019 2/21/2023	15,800,000	USD	(771,667)	—	(771,667)
Fixed —2.724% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	13,100,000	USD	(2,338,491)	—	(2,338,491)
Total unrealized depreciation							(3,402,059)

Currency Abbreviation

USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	21

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (f)
Government National Mortgage Association	$—	$1,191,468,486	$—	$1,191,468,486
Asset-Backed	—	254,829,732	—	254,829,732
Commercial Mortgage-Backed Securities	—	14,132,405	—	14,132,405
Collateralized Mortgage Obligations	—	271,873,120	—	271,873,120
U.S. Government Agency Sponsored Pass-Throughs	—	3,008,994	—	3,008,994
Municipal Bonds and Notes	—	2,862,399	—	2,862,399
Government & Agency Obligations	—	13,291,555	—	13,291,555
Short-Term Investments	244,064,015	—	—	244,064,015
Derivatives (g)
Futures Contracts	416,009	—	—	416,009
Total	$244,480,024	$1,751,466,691	$—	$1,995,946,715

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Futures Contracts	$(252,320)	$—	$—	$(252,320)
Interest Rate Swap Contracts	—	(3,402,059)	—	(3,402,059)
Total	$(252,320)	$(3,402,059)	$—	$(3,654,379)

(f)	See Investment Portfolio for additional detailed categorizations.

(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

22	|	DWS GNMA Fund

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments in non-affiliated securities, at value (cost $1,717,737,059)	$1,751,466,691
Investments in DWS Central Cash Management Government Fund (cost $244,064,015)	244,064,015
Receivable for investments sold — forward commitments	227,092,007
Receivable for Fund shares sold	625,911
Interest receivable	4,042,459
Receivable for variation margin on future contracts	210,554
Receivable for variation margin on centrally cleared swaps	27,551
Other assets	38,507
Total assets	2,227,567,695

Liabilities
Payable for investments purchased — forward commitments	774,267,683
Payable for Fund shares redeemed	392,751
Accrued management fee	374,353
Accrued Trustees’ fees	16,476
Other accrued expenses and payables	1,042,001
Total liabilities	776,093,264
Net assets, at value	$1,451,474,431

Net Assets Consist of
Distributable earnings (loss)	(236,591,154)
Paid-in capital	1,688,065,585
Net assets, at value	$1,451,474,431

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	23

Statement of Assets and Liabilities as of September 30, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($586,719,308 ÷ 42,257,055 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.88

Maximum offering price per share (100 ÷ 97.25 of $13.88)	$14.27
Class T

Net Asset Value and redemption price per share ($10,876 ÷ 783 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.89

Maximum offering price per share (100 ÷ 97.50 of $13.89)	$14.25
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,074,972 ÷ 1,301,007 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.89
Class R

Net Asset Value, offering and redemption price per share ($1,091,467 ÷ 78,488 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.91
Class R6

Net Asset Value, offering and redemption price per share ($824,457 ÷ 59,318 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.90
Class S

Net Asset Value, offering and redemption price per share ($789,051,997 ÷ 56,733,142 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.91
Institutional Class

Net Asset Value, offering and redemption price per share ($55,701,354 ÷ 4,009,222 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.89

The accompanying notes are an integral part of the financial statements.

24	|	DWS GNMA Fund

Statement of Operations

for the year ended September 30, 2020

Investment Income
Income:

Interest	$33,129,118
Income distributions from affiliated Underlying Funds	1,193,752
Total income	34,322,870
Expenses:

Management fee	4,612,955
Administration fee	1,446,179
Services to shareholders	1,696,129
Distribution and service fees	1,532,191
Custodian fee	49,446
Professional fees	74,328
Reports to shareholders	102,062
Registration fees	97,269
Trustees’ fees and expenses	50,028
Other	94,647
Total expenses before expense reductions	9,755,234
Expense reductions	(566)
Total expenses after expense reductions	9,754,668
Net investment income	24,568,202

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Sale of affiliated investments	(13,403)
Sale of non-affiliated investments	19,820,075
Swap contracts	(3,453,990)
Futures	(10,364,635)
Foreign currency	(53,669)
Payments by affiliates (see Note G)	4,038
5,938,416
Change in net unrealized appreciation (depreciation) on:

Affiliated investments	(12,482)
Non-affiliated investments	12,120,970
Swap contracts	531,721
Futures	(419,356)
Foreign currency	83,522
12,304,375
Net gain (loss)	18,242,791
Net increase (decrease) in net assets resulting from operations	$42,810,993

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	25

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$24,568,202	$38,315,011
Net realized gain (loss)	5,938,416	21,913,608
Change in net unrealized appreciation (depreciation)	12,304,375	50,661,994
Net increase (decrease) in net assets resulting from operations	42,810,993	110,890,613
Distributions to shareholders:

Class A	(13,267,178)	(17,573,343)
Class T	(234)	(278)
Class C	(278,118)	(476,655)
Class R	(21,027)	(33,363)
Class R6	(17,665)	(18,472)
Class S	(19,875,904)	(25,971,104)
Institutional Class	(844,034)	(410,933)
Total distributions	(34,304,160)	(44,484,148)
Fund share transactions:

Proceeds from shares sold	158,111,349	41,399,373
Reinvestment of distributions	28,647,340	36,667,699
Payments for shares redeemed	(248,905,481)	(255,345,646)
Net increase (decrease) in net assets from Fund share transactions	(62,146,792)	(177,278,574)
Increase (decrease) in net assets	(53,639,959)	(110,872,109)
Net assets at beginning of period	1,505,114,390	1,615,986,499

Net assets at end of period	$1,451,474,431	$1,505,114,390

The accompanying notes are an integral part of the financial statements.

26	|	DWS GNMA Fund

Financial Highlights

DWS GNMA Fund — Class A
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.81	$13.22	$13.72	$14.13	$14.21
Income (loss) from investment operations:

Net investment income[a]	.21	.32	.25	.25	.27
Net realized and unrealized gain (loss)	.17	.64	(.42)	(.27)	.02
Total from investment operations	.38	.96	(.17)	(.02)	.29
Less distributions from:
Net investment income	(.31)	(.37)	(.33)	(.39)	(.37)
Net asset value, end of period	$13.88	$13.81	$13.22	$13.72	$14.13
Total Return (%)[b]	2.75	7.40	(1.23)	(.07)	1.97

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	587	623	663	799	54
Ratio of expenses (%)	.79	.79	.81	.79	.83
Ratio of net investment income (%)	1.54	2.37	1.88	1.77	1.93
Portfolio turnover rate (%)	369	317	396	426	339

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	27

DWS GNMA Fund — Class T
	Years Ended September 30,			Period Ended
	2020	2019	2018	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$13.81	$13.23	$13.72	$13.87
Income (loss) from investment operations:

Net investment income[b]	.21	.31	.25	.06
Net realized and unrealized gain (loss)	.17	.64	(.42)	(.08)
Total from investment operations	.38	.95	(.17)	(.02)
Less distributions from:
Net investment income	(.30)	(.37)	(.32)	(.13)
Net asset value, end of period	$13.89	$13.81	$13.23	$13.72
Total Return (%)[c]	2.80	7.28	(1.23)[d]	(.16	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	11	10	10
Ratio of expenses before expense reductions (%)	.80	.82	.84	.95	*
Ratio of expenses after expense reductions (%)	.80	.82	.84	.87	*
Ratio of net investment income (%)	1.52	2.33	1.87	1.59	*
Portfolio turnover rate (%)	369	317	396	426	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

28	|	DWS GNMA Fund

DWS GNMA Fund — Class C
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.81	$13.22	$13.73	$14.13	$14.22
Income (loss) from investment operations:

Net investment income[a]	.10	.21	.15	.14	.17
Net realized and unrealized gain (loss)	.18	.65	(.43)	(.26)	.01
Total from investment operations	.28	.86	(.28)	(.12)	.18
Less distributions from:
Net investment income	(.20)	(.27)	(.23)	(.28)	(.27)
Net asset value, end of period	$13.89	$13.81	$13.22	$13.73	$14.13
Total Return (%)[b]	1.94	6.62	(2.07)	(.82)	1.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	21	26	44	35
Ratio of expenses (%)	1.58	1.57	1.60	1.55	1.58
Ratio of net investment income (%)	.75	1.59	1.08	1.01	1.17
Portfolio turnover rate (%)	369	317	396	426	339

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	29

DWS GNMA Fund — Class R
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.82	$13.24	$13.74	$14.14	$14.23
Income (loss) from investment operations:

Net investment income[a]	.17	.27	.21	.20	.23
Net realized and unrealized gain (loss)	.18	.64	(.42)	(.26)	.01
Total from investment operations	.35	.91	(.21)	(.06)	.24
Less distributions from:
Net investment income	(.26)	(.33)	(.29)	(.34)	(.33)
Net asset value, end of period	$13.91	$13.82	$13.24	$13.74	$14.14
Total Return (%)[b]	2.48	7.03	(1.55)	(.39)	1.66

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	1
Ratio of expenses before expense reductions (%)	1.17	1.22	1.25	1.20	1.21
Ratio of expenses after expense reductions (%)	1.12	1.13	1.15	1.12	1.17
Ratio of net investment income (%)	1.24	2.03	1.53	1.44	1.61
Portfolio turnover rate (%)	369	317	396	426	339

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

30	|	DWS GNMA Fund

DWS GNMA Fund — Class R6
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.82	$13.23	$13.73	$14.14	$14.22
Income (loss) from investment operations:

Net investment income[a]	.25	.36	.25	.27	.31
Net realized and unrealized gain (loss)	.18	.64	(.39)	(.26)	.02
Total from investment operations	.43	1.00	(.14)	.01	.33
Less distributions from:
Net investment income	(.35)	(.41)	(.36)	(.42)	(.41)
Net asset value, end of period	$13.90	$13.82	$13.23	$13.73	$14.14
Total Return (%)	3.15	7.71	(1.05)[b]	.11 [b]	2.28

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	824	658	557	10	10
Ratio of expenses before expense reductions (%)	.47	.48	.49	.68	.57
Ratio of expenses after expense reductions (%)	.47	.48	.49	.62	.57
Ratio of net investment income (%)	1.81	2.67	1.91	1.94	2.17
Portfolio turnover rate (%)	369	317	396	426	339

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	31

DWS GNMA Fund — Class S
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.83	$13.24	$13.75	$14.15	$14.23
Income (loss) from investment operations:

Net investment income[a]	.25	.35	.29	.28	.31
Net realized and unrealized gain (loss)	.17	.65	(.44)	(.25)	.02
Total from investment operations	.42	1.00	(.15)	.03	.33
Less distributions from:
Net investment income	(.34)	(.41)	(.36)	(.43)	(.41)
Net asset value, end of period	$13.91	$13.83	$13.24	$13.75	$14.15
Total Return (%)	3.07	7.64	(1.07)	.20	2.32

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	789	845	905	1,088	1,241
Ratio of expenses (%)	.55	.56	.57	.56	.56
Ratio of net investment income (%)	1.79	2.60	2.12	2.00	2.20
Portfolio turnover rate (%)	369	317	396	426	339

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

32	|	DWS GNMA Fund

DWS GNMA Fund — Institutional Class
	Years Ended September 30,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.81	$13.22	$13.73	$14.14	$14.23
Income (loss) from investment operations:

Net investment income[a]	.23	.35	.28	.27	.32
Net realized and unrealized gain (loss)	.19	.64	(.43)	(.25)	.01
Total from investment operations	.42	.99	(.15)	.02	.33
Less distributions from:
Net investment income	(.34)	(.40)	(.36)	(.43)	(.42)
Net asset value, end of period	$13.89	$13.81	$13.22	$13.73	$14.14
Total Return (%)	3.01	7.72	(1.08)	.17	2.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	14	19	12	9
Ratio of expenses (%)	.52	.54	.58	.58	.52
Ratio of net investment income (%)	1.68	2.63	2.10	1.98	2.25
Portfolio turnover rate (%)	369	317	396	426	339

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	33

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

34	|	DWS GNMA Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies;

DWS GNMA Fund	|	35

quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended September 30, 2020, the Fund may invest the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a

36	|	DWS GNMA Fund

management/administration fee (0.06% annualized effective rate as of September 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the year ended September 30, 2020, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

DWS GNMA Fund	|	37

At September 30, 2020, the Fund had a net tax basis capital loss carryforward of approximately $267,283,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($131,554,000) and long-term losses ($135,729,000). Capital Loss Carryforward from this Fund may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$725,730
Capital loss carryforwards	$(267,283,000)
Net unrealized appreciation (depreciation) on investments	$29,963,346

At September 30, 2020, the aggregate cost of investments for federal income tax purposes was $1,962,275,112. The net unrealized appreciation for all investments based on tax cost was $29,963,346. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $43,215,857 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $13,252,511.

38	|	DWS GNMA Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2020	2019
Distributions from ordinary income*	$34,304,160	$44,484,148

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap

DWS GNMA Fund	|	39

agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2020, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of September 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2020, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $36,600,000 to $851,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2020, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

40	|	DWS GNMA Fund

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $41,236,000 to $528,497,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $153,994,000 to $428,348,000.

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Interest Rate Contracts (a)	$416,009

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (b)	$(3,402,059)	$(252,320)	$(3,654,379)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended

DWS GNMA Fund	|	41

September 30, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$(3,453,990)	$(10,364,635)	$(13,818,625)

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from swap contracts and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$531,721	$(419,356)	$112,365

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on swap and futures contracts, respectively

C. Purchases and Sales of Securities

During the year ended September 30, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$5,990,059,252	$5,792,350,541
U.S. Treasury Obligations	$46,924,283	$94,733,665

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

42	|	DWS GNMA Fund

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.0 billion of the Fund’s average daily net assets	.315%
Next $1.5 billion of such net assets	.310%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Next $2.5 billion of such net assets	.240%
Over $12.5 billion of such net assets	.220%

Accordingly, for the year ended September 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets.

For the period from October 1, 2019 through January 31, 2020 (through November 14, 2019 for Institutional Class shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.88%
Class T	.88%
Class C	1.63%
Class R	1.13%
Class R6	.63%
Class S	.63%
Institutional Class	.63%

Effective November 15, 2019 through January 31, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Institutional Class shares at 0.56%.

For the period from February 1, 2020 through September 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (including indirect expenses

DWS GNMA Fund	|	43

of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.92%
Class T	.92%
Class C	1.67%
Class R	1.17%
Class R6	.67%
Class S	.67%

Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.91%
Class T	.91%
Class C	1.66%
Class R	1.16%
Class S	.66%

For the year ended September 30, 2020, fees waived and/or expenses reimbursed for Class R were $566.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2020, the Administration Fee was $1,446,179, of which $115,854 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

44	|	DWS GNMA Fund

fee it receives from the Fund. For the year ended September 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2020
Class A	$289,389	$43,665
Class T	20	3
Class C	2,857	469
Class R	54	15
Class R6	53	5
Class S	466,465	71,096
Institutional Class	1,209	284
	$760,047	$115,537

In addition, for the year ended September 30, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$305,271
Class C	19,642
Class R	2,221
Class S	253,088
Institutional Class	16,230
$596,452

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2020
Class C	$147,153	$11,333
Class R	2,817	226
	$149,970	$11,559

DWS GNMA Fund	|	45

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2020	Annual Rate
Class A	$1,330,466	$267,673	.22%
Class T	16	8	.15%
Class C	48,926	7,927	.25%
Class R	2,813	455	.25%
	$1,382,221	$276,063

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2020 aggregated $10,262.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2020, the CDSC for Class C shares aggregated $8,747. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2020, CDSC for Class A was $484.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $16,843, of which $8,289 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money

46	|	DWS GNMA Fund

market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,960,214	$27,158,263	757,333	$10,250,138
Class C	294,936	4,096,286	130,491	1,736,153
Class R	40,577	563,686	18,086	242,843
Class R6	16,626	231,250	4,926	66,574
Class S	4,114,060	57,136,973	1,737,462	23,366,607
Institutional Class	4,957,136	68,924,891	420,877	5,737,058
		$158,111,349		$41,399,373

DWS GNMA Fund	|	47

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	844,220	$11,685,824	1,144,079	$15,387,010
Class T	17	234	21	278
Class C	19,217	266,207	33,279	447,555
Class R	1,517	21,027	2,479	33,363
Class R6	1,274	17,665	1,370	18,472
Class S	1,140,523	15,814,508	1,512,106	20,372,460
Institutional Class	60,720	841,875	30,425	408,561
		$28,647,340		$36,667,699

Shares redeemed
Class A	(5,648,709)	$(78,262,682)	(6,979,877)	$(93,659,447)
Class C	(560,744)	(7,787,190)	(616,874)	(8,309,656)
Class R	(49,093)	(682,047)	(57,672)	(774,699)
Class R6	(6,179)	(85,597)	(836)	(11,211)
Class S	(9,657,476)	(134,153,239)	(10,489,068)	(140,918,387)
Institutional Class	(2,009,651)	(27,934,726)	(873,247)	(11,672,246)
		$(248,905,481)		$(255,345,646)

Net increase (decrease)
Class A	(2,844,275)	$(39,418,595)	(5,078,465)	$(68,022,299)
Class T	17	234	21	278
Class C	(246,591)	(3,424,697)	(453,104)	(6,125,948)
Class R	(6,999)	(97,334)	(37,107)	(498,493)
Class R6	11,721	163,318	5,460	73,835
Class S	(4,402,893)	(61,201,758)	(7,239,500)	(97,179,320)
Institutional Class	3,008,205	41,832,040	(421,945)	(5,526,627)
		$(62,146,792)		$(177,278,574)

G. Payments by Affiliates

During the year ended September 30, 2020, the Advisor agreed to reimburse the Fund $4,038 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

48	|	DWS GNMA Fund

H. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS GNMA Fund	|	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS GNMA Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS GNMA Fund (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust”), including the investment portfolio, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended September 30, 2016, September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

50	|	DWS GNMA Fund

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 23, 2020

DWS GNMA Fund	|	51

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS GNMA Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,010.30	$1,010.20	$1,006.30	$1,009.30	$1,011.90	$1,011.50	$1,011.70
Expenses Paid per $1,000*	$3.92	$3.97	$7.82	$5.48	$2.36	$2.77	$2.62

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/20	$1,021.10	$1,021.05	$1,017.20	$1,019.55	$1,022.65	$1,022.25	$1,022.40
Expenses Paid per $1,000*	$3.94	$3.99	$7.87	$5.50	$2.38	$2.78	$2.63

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS GNMA Fund	.78%	.79%	1.56%	1.09%	.47%	.55%	.52%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS GNMA Fund	|	53

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS GNMA Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

54	|	DWS GNMA Fund

throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st, 3rd and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period, and has underperformed its benchmark in the three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios,

DWS GNMA Fund	|	55

and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

56	|	DWS GNMA Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on

DWS GNMA Fund	|	57

June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

58	|	DWS GNMA Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

DWS GNMA Fund	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

60	|	DWS GNMA Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

DWS GNMA Fund	|	61

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present

Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc.(2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020)

Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)

John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

62	|	DWS GNMA Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS GNMA Fund	|	63

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

64	|	DWS GNMA Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GIGTX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 320	25155T 692	25155T 684	25155T 676
Fund Number	1093	1731	1393	2393	1493

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	GRGGX		GRRGX
CUSIP Number	25155T 304		25155T 429
Fund Number	1593		1693

DWS GNMA Fund	|	65

Notes

Notes

Notes

Notes

Notes

Notes

GNMA-2

(R-024416-10 11/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GNMA Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$28,433	$0	$8,565	$0
2019	$28,433	$0	$8,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$8,755	$740,482	$0	$749,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/27/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/27/2020